EXHIBIT 99.1


         NORTH BAY BANCORP 2002 STOCK OPTION PLAN AND RELATED AGREEMENTS









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                    NORTH BAY BANCORP 2002 STOCK OPTION PLAN





Adopted by the North Bay Bancorp Board of Directors on February 25, 2002




Approved by the Shareholders of North Bay Bancorp on April 30, 2002




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                                                 TABLE OF CONTENTS



1.       PURPOSE...............................................................1


2.       DEFINITIONS...........................................................1

         (a)      "Affiliate" shall mean.......................................1

         (b)      "Board of Directors".........................................1

         (c)      "Code".......................................................1

         (d)      "Committee"..................................................1

         (e)      "Company"....................................................1

         (f)      "Effective Date".............................................1

         (g)      "Employee"...................................................1

         (h)      "Exchange Act"...............................................2

         (i)      "Exercise Price".............................................2

         (j)      "Fair Market Value"..........................................2

         (k)      "ISO"........................................................2

         (l)      "Nonstatutory Option"........................................2

         (m)      "Option".....................................................2

         (n)      "Optionee"...................................................2

         (o)      "Payroll Employee"...........................................2

         (p)      "Permanent and Total Disability".............................3

         (r)      "Plan".......................................................3

         (s)      "Service"....................................................3

         (t)      "Share"......................................................3

         (u)      "Stock"......................................................3


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         (v)      "Stock Option Agreement".....................................3

         (w)      "Substitute Option"..........................................3

         (x)      "Terminating Event"..........................................3

         (y)      "Vesting Event"..............................................4


3.       ADMINISTRATION........................................................4

         (a)      Committee Membership.........................................4

         (b)      Committee Procedures.........................................4

         (c)      Committee Responsibilities...................................5


4.       ELIGIBILITY...........................................................5

         (a)      General Rules................................................6

         (b)      Ten-Percent Stockholders.....................................6

         (c)      Attribution Rules............................................6

         (d)      Outstanding Stock............................................6


5.       STOCK SUBJECT TO PLAN.................................................6

         (a)      Basic Limitation.............................................6

         (b)      Additional Shares............................................7


6.       TERMS AND CONDITIONS OF OPTIONS.......................................7

         (a)      Stock Option Agreement.......................................7

         (b)      Number of Shares.............................................7

         (c)      Exercise Price...............................................7

         (d)      Withholding Taxes............................................7

         (e)      Exercisability...............................................8

         (f)      Term.........................................................8


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         (g)      Transferability..............................................9

         (h)      No Rights as a Shareholder...................................9

         (i)      Modification, Extension and Renewal of Options...............9

         (j)      Substitute Options..........................................10


7.       PAYMENT FOR SHARES...................................................10

         (a)      General Rule................................................10

         (b)      Surrender of Stock..........................................10

         (c)      Exercise/Sale...............................................10

         (d)      Exercise/Pledge.............................................11

         (e)      Withholding Taxes...........................................11


8.       ADJUSTMENT UPON CHANGES IN CAPITALIZATION............................11

         (a)      Adjustments Upon Changes in Capitalization..................11

         (b)      Reservation of Rights.......................................11


9.       TERMINATING EVENTS...................................................12


10.      SECURITIES LAWS......................................................12


11.      NO RETENTION RIGHTS..................................................13


12.      DURATION AND AMENDMENTS..............................................13

         (a)      Term of the Plan............................................13

         (b)      Right to Amend or Terminate the Plan........................13

         (c)      Effect of Amendment or Termination..........................13


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                    NORTH BAY BANCORP 2002 STOCK OPTION PLAN

1. PURPOSE. The purpose of the Plan is to offer selected employees, directors and consultants an opportunity to acquire a proprietary interest in the success of the Company, or to increase such interest, by purchasing Shares of the Company's Common Stock. The Plan provides both for the grant of Nonstatutory Options as well as Incentive Stock Options intended to qualify under Section 422 of the Code.

2. DEFINITIONS.

     (a) "Affiliate" shall mean any corporation, partnership or limited liability company which controls, is controlled by, or is under common control with, the Company. A corporation, partnership or limited liability company that attains the status of an Affiliate on a date after the adoption of the Plan shall be considered an Affiliate commencing as of such date.

     (b) "Board of Directors" shall mean the Board of Directors of the Company, as constituted from time to time.

     (c) "Code" shall mean the Internal Revenue Code of 1986, as amended.

     (d) "Committee" shall mean a committee of the Board of Directors, as described in Section 3(a), or in the absence of such a committee, the Board of Directors.

     (e) "Company" shall mean North Bay Bancorp, a California corporation.

     (f) "Effective Date" shall mean the earlier of the date of adoption of the Plan by the Board of Directors of the Company or the approval of the Plan by the shareholders of the Company in the manner required by applicable law or regulation.

     (g) "Employee" shall mean:

          (i) Any individual who is a full- or part-time salaried or hourly employee (i.e., paid in accordance with normal payroll procedures) of the Company or of an Affiliate (a "Payroll Employee");

          (ii) A member of the Board of Directors or a member of the Board of Directors of any Affiliate; and

          (iii) An independent contractor who performs services for the Company or an Affiliate and who is not a member of the Board of Directors.

Service as an independent contractor or member of the Board of Directors shall be considered employment for all purposes of the Plan, except as provided in
Section 4(a).


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     (h)  "Exchange  Act" shall mean the  Securities  Exchange  Act of 1934,  as amended.

     (i) "Exercise Price" shall mean the amount for which one Share may be purchased upon exercise of an Option, as specified by the Committee in the applicable Stock Option Agreement.

     (j) "Fair Market Value" shall mean the market price of Stock, determined by the Committee as follows:

          (i) If Stock was traded over-the-counter on the date in question but was not traded on the NASDAQ system or the NASDAQ National Market System, then the Fair Market Value shall be equal to the mean between the last reported representative bid and asked prices quoted for such date by the principal automated inter-dealer quotation system on which Stock is quoted or, if Stock is not quoted on any such system, by the "Pink Sheets" published by the National Quotation Bureau, Inc.;

          (ii) If Stock was traded over-the-counter on the date in question and was traded on the NASDAQ system or the NASDAQ National Market System, then the Fair Market Value shall be equal to the last transaction price quoted for such date by the NASDAQ system or the NASDAQ National Market System;

          (iii) If Stock was traded on a stock exchange on the date in question, then the Fair Market Value shall be equal to the closing price reported by the applicable composite transactions report for such date; and

          (iv) If none of the foregoing provisions is applicable, then the Fair Market Value shall be determined by the Committee in good faith on such basis as it deems appropriate. In all cases, the determination of Fair Market Value by the Committee shall be conclusive and binding on all persons.

     (k) "ISO"  shall mean an  employee  incentive  stock  option  described  in
Section 422(b) of the Code.

     (l) "Nonstatutory Option" shall mean a stock option not described in Sections 422(b) or 423(b) of the Code.

     (m) "Option" shall mean an ISO or Nonstatutory Option granted under the Plan and entitling the holder to purchase Shares.

     (n) "Optionee" shall mean an individual who holds an Option.

     (o) "Payroll Employee" shall have the meaning ascribed in paragraph (f) hereof.

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     (p)  "Permanent  and Total  Disability"  shall  mean as  defined in Section
22(e)(3) of the Code.

     (q) "Person" shall mean a natural person, firm, association, organization, partnership, business trust, corporation, limited liability company, or public entity.

     (r) "Plan" shall mean this North Bay Bancorp 2002 Stock Option Plan, as it may be amended from time to time.

     (s) "Service" shall mean service as an Employee.

     (t) "Share" shall mean one share of Stock,  as adjusted in accordance  with
Section 8 (if applicable).

     (u) "Stock" shall mean the Common Stock of the Company.

     (v) "Stock Option Agreement" shall mean the agreement between the Company and an Optionee which contains the terms, conditions and restrictions pertaining to his or her Option.

     (w) "Substitute Option" shall mean an option described in Section 6(j).

     (x) "Terminating Event" shall mean the occurrence of any of the following events:

          (i) the consummation of a plan of dissolution or liquidation of the Company;

          (ii) the consummation of a plan of reorganization, merger or consolidation involving the Company, except for a reorganization, merger or consolidation where (A) the shareholders of the Company immediately prior to such reorganization, merger or consolidation own directly or indirectly at least 50% of the combined voting power of the outstanding voting securities of the corporation resulting from such reorganization, merger or consolidation (the "Surviving Corporation") in substantially the same proportion as their ownership of voting securities of the Company immediately prior to such reorganization, merger or consolidation and the individuals who were members of the Board of Directors immediately prior to the execution of the agreement providing for such reorganization, merger or consolidation constitute at least 50% of the members of the board of directors of the Surviving Corporation, or a corporation beneficially directly or indirectly owning a majority of the voting securities of the Surviving Corporation, or (B) the Company is reorganized, merged or consolidated with a corporation in which any shareholder owning at least 50% of the combined voting power of the outstanding voting securities of the Company immediately prior to such reorganization, merger or consolidation, owns at least 50% of the combined


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     voting  power  of the  outstanding  voting  securities  of the  corporation resulting from such reorganization, merger or consolidation.

          (iii) the sale of all or substantially all of the assets of the Company to another Person;

          (iv) the acquisition of beneficial ownership of stock representing more than fifty percent (50%) of the voting power of the Company then outstanding by another Person.

     (y) "Vesting Event" shall mean the approval by the shareholders of the Company of any matter, plan or transaction which would constitute a Terminating Event, or if any Terminating Event occurs without shareholder approval, the occurrence of such Terminating Event.

3.       ADMINISTRATION.

     (a) Committee Membership. The Board of Directors shall have the authority to administer the Plan but may delegate its administrative powers under the Plan, in whole or in part, to one or more committees of the Board of Directors. With respect to the participation of Employees who are subject to Section 16 of the Exchange Act, the Plan may be administered by a committee composed solely of two or more members of the Board of Directors who qualify as "nonemployee directors" as defined in Securities and Exchange Commission Rule 16b-3 under the Exchange Act. With respect to the participation of Employees who may be considered "covered employees" under Section 162(m) of the Code, the Plan may be administered by a committee composed solely of two or more members of the Board of Directors who qualify as "outside directors" as defined by the Internal Revenue Service for plans intended to qualify for an exemption under Section 162(m)(4)(C) of the Code. If the committee members meet both such qualifications, then one committee may administer the Plan both with respect to Employees who are subject to Section 16 of the Exchange Act or who are considered to be "covered employees" under Section 162(m) of the Code. The Board of Directors may appoint a separate committee, consisting of one or more members of the Board of Directors who do not meet such qualifications. Such committee may administer the Plan with respect to Employees who are not officers of the Company or members of the Board of Directors, may grant Options under the Plan to such Employees and may determine the timing, number of Shares and other terms of such grants.

     (b) Committee Procedures.The Board of Directors shall designate one of the members of any Committee appointed under paragraph (a) as chairman. Any such Committee may hold meetings at such times and places as it shall determine. The acts of a majority of the Committee members present at meetings at which a quorum exists, or acts reduced to or approved in writing by all Committee members, shall be valid acts of the Committee.


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     (c) Committee Responsibilities.  Subject to the provisions of the Plan, any such Committee shall have full authority and discretion to take the following actions:

          (i) To interpret the Plan and to apply its provisions;

          (ii) To adopt, amend or rescind rules, procedures and forms relating to the Plan;

          (iii) To authorize any person to execute, on behalf of the Company, any instrument required to carry out the purposes of the Plan;

          (iv) To determine when Options are to be granted under the Plan;

          (v) To select the Optionees;

          (vi) To determine the number of Shares to be made subject to each Option;

          (vii) To prescribe the terms and conditions of each Option, including (without limitation) the Exercise Price, to determine whether such Option is to be classified as an ISO or as a Nonstatutory Option, and to specify the provisions of the Stock Option Agreement relating to such Option;

          (viii) To amend any outstanding Stock Option Agreement, subject to applicable legal restrictions and to the consent of the Optionee who entered into such agreement;

          (ix) To prescribe the consideration for the grant of each Option under the Plan and to determine the sufficiency of such consideration; and

          (x) To take any other actions deemed necessary or advisable for the administration of the Plan.

Notwithstanding the foregoing, the Committee shall annually deliver financial statements of the Company to all Optionees to whom such delivery is required by
Section 260.140.46 of the California Code of Regulations, or successor statute or regulation.

All decisions, interpretations and other actions of the Committee shall be final and binding on all Optionees, and all persons deriving their rights from an Optionee. No member of the Committee shall be liable for any action that he or she has taken or has failed to take in good faith with respect to the Plan or any Option.


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4.   ELIGIBILITY.

     (a) General Rules. Only Employees shall be eligible for designation as Optionees by the Committee. In addition, only Payroll Employees of the Company or an Affiliate shall be eligible for the grant of ISOs.

     (b) Ten-Percent Stockholders. An Employee who owns more than 10 percent of the total combined voting power of all classes of outstanding stock of the Company or any of its Subsidiaries shall not be eligible for the grant of an ISO unless:

          (i) The Exercise Price is at least 110 percent of the Fair Market Value of a Share on the date of grant; and

          (ii) Such ISO by its terms is not exercisable after the expiration of five years from the date of grant.

     (c) Attribution Rules. For purposes of Subsection (b) above, in determining stock ownership, an Employee shall be deemed to own the stock owned, directly or indirectly, by or for such Employee's brothers, sisters, spouse, ancestors and lineal descendants. Stock owned, directly or indirectly, by or for a corporation, partnership, estate or trust shall be deemed to be owned proportionately by or for its stockholders, partners or beneficiaries. Stock with respect to which such Employee holds an option shall not be counted.

     (d) Outstanding Stock. For purposes of Subsection (b) above, "outstanding stock" shall include all stock actually issued and outstanding immediately after the grant. "Outstanding stock" shall not include shares authorized for issuance under outstanding options held by the Employee or by any other person.

5.   STOCK SUBJECT TO PLAN.

     (a) Basic Limitation. Shares reserved for issuance pursuant to the exercise of Options granted under the Plan shall be authorized but unissued Shares. Subject to the provisions of Section 8 of this Plan, the aggregate number of Shares which may be issued pursuant to the exercise of Options granted under the Plan shall be 235,000, all of which may be issued pursuant to the exercise of ISOs or Nonstatutory Options granted under the Plan. Except as provided in this Section, in no event shall options be granted for a number of Shares which exceeds the number of Shares reserved for issuance under the Plan. The Company, during the term of the Plan, shall at all times reserve and keep available sufficient Shares to satisfy the requirements of the Plan. At no time shall the total number of Shares issuable upon exercise of all outstanding Options and the total number of Shares provided for under any stock bonus or similar plan of the Company exceed thirty percent (30%) of the then outstanding Shares of the Company's Common Stock, calculated in accordance with the conditions and exclusions of Rule 260.140.45 of the California Code of Regulations, or successor statute or regulation.


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     (b) Additional  Shares.  In the event that any  outstanding  option granted under this Plan, including Substitute Options, for any reason expires or is canceled or otherwise terminated, the Shares allocable to the unexercised portion of such option shall become available for the purposes of this Plan. In addition, any authorized shares not issued or subject to outstanding grants under the Company's 1993 Stock Option Plan (the "Prior Plan") on the Effective Date and any shares issued under the Prior Plan that are forfeited or repurchased by the Company or that are issuable upon exercise of options granted pursuant to the Prior Plan that expire or become unexercisable for any reason without having been exercised in full, will no longer be available for grant and issuance under the Prior Plan, but will be available for grant and issuance under this Plan.

6.   TERMS AND CONDITIONS OF OPTIONS.

     (a) Stock Option Agreement. Each grant of an Option under the Plan shall be evidenced by a Stock Option Agreement executed by the Optionee and the Company. Such Option shall be subject to all applicable terms and conditions of the Plan and may be subject to any other terms and conditions which are not inconsistent with the Plan and which the Committee deems appropriate for inclusion in a Stock Option Agreement. The provisions of the various Stock Option Agreements entered into under the Plan need not be identical.

     (b) Number of Shares. Each Stock Option Agreement shall specify the number of Shares that are subject to the Option and shall provide for the adjustment of such number in accordance with Section 8. The Stock Option Agreement shall also specify whether the Option is an ISO or a Nonstatutory Option. For so long as the Code shall so provide, Options granted to any Payroll Employee under the Plan ( and any other incentive stock option plans of the Company) which are intended to constitute ISOs shall not constitute ISOs to the extent that such Options, in the aggregate, become exercisable for the first time in any one(1) calendar year for shares of Stock with an aggregate fair market value (determined as of the respective date or dates of grant) of more than $100,000.

     (c) Exercise Price. Each Stock Option Agreement shall specify the exercise Price. The Exercise Price of an Option shall not be less than 100 percent of the Fair Market Value of a Share on the date of grant, except as otherwise provided in Section 4(b) with respect to ISOs and Section 6(i) with respect to Substitute Options. The Exercise Price shall be payable in a form described in Section 7.

     (d) Withholding Taxes. As a condition to the exercise of an Option, the Optionee shall make such arrangements as the Committee may require for the satisfaction of any federal, state, local or foreign withholding tax obligations that arise in connection with such exercise. The Optionee shall also make such arrangements as the Committee may require for the satisfaction of any federal, state, local or foreign withholding tax obligations that may arise in connection with the disposition of Shares acquired by exercising an Option. The Committee may permit the Optionee to satisfy all or part of


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his or her tax obligations  related to the Option by having the Company withhold a portion of any Shares that otherwise would be issued to him or her or by surrendering any Shares that previously were acquired by him or her. Such Shares shall be valued at their Fair Market Value on the date when taxes otherwise would be withheld in cash. The payment of taxes by assigning Shares to the Company, if permitted by the Committee, shall be subject to such restrictions as the Committee may impose.

     (e) Exercisability. Each Stock Option Agreement shall specify the date when all or any installment of the Option is to become exercisable. The vesting of any Option shall be determined by the Committee in its sole discretion; provided however, that:

          (i) Upon the occurrence of a Vesting Event, the Option shall become immediately exercisable as to all Shares covered by such Option, whether or not previously vested;

          (ii) In the event that an Optionee's Service terminates, the Option shall be exercisable only to the extent the Option was vested as of the date of such termination, unless otherwise specified in the Optionee's Stock Option Agreement; and

          (iii) Options granted to Payroll Employees other than officers of the Company shall vest at the rate of at least 20 percent of the shares subject thereto per year over five (5) years from the date of grant of the Option.

     (f) Term. Each Stock Option Agreement shall specify the term of the Option. No Option shall have a term exceeding 10 years from the date of grant. Subject to the preceding sentence, the Committee in its sole discretion shall determine when an Option is to expire. In the event that the Optionee's Service terminates:

          (i) As a result of such Optionee's death or Permanent and Total Disability, the term of the Option shall expire twelve months (or such other period specified in the Optionee's Stock Option Agreement) after such death or Permanent and Total Disability but not later than the original expiration date specified in the Stock Option Agreement provided, however, that the expiration of the term of a Nonstatutory Option may be extended for such further period as the Committee, in its sole discretion, may determine, to a date not later than the original expiration date specified in the Stock Option Agreement.

          (ii) As a result of termination of the Employee's employment with the Company (by resignation or otherwise) for cause, the term of the Option shall expire immediately upon such termination (notice or advice of which shall subsequently be given by the Company), and thereafter neither the Employee nor the Employee's estate shall be entitled to exercise the Option with respect to any Shares whatsoever, whether or not after such termination the Employee may receive payment from the Company for vacation pay, for services rendered prior


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     to termination, for services for the day on which termination occurred, for salary in lieu of notice or for other benefits. For purposes of this Plan, "cause" shall mean an act of embezzlement, fraud, dishonesty or breach of fiduciary duty to the Company or its shareholders, disclosure of any of the secrets or confidential information of the Company, the inducement of any client or customer of the Company to break any contract with the Company, or the inducement of any principal for whom the Company acts as agent to terminate such agency relationship, the engagement of any conduct which constitutes unfair competition with the Company, the removal of Optionee from office by any court or bank regulatory agency, or such other similar acts which the Committee in its discretion reasonably determines to constitute adequate cause for termination of Optionee's Service. As used in this Paragraph (ii), Company includes Affiliates of the Company.

          (iii) As a result of termination for any reason other than Permanent and Total Disability, death or cause, the term of the Option shall expire three months (or such other period specified in the Optionee's Stock Option Agreement) after such termination, but not later than the original expiration date specified in the Stock Option Agreement provided, however, that the expiration of the term of a Nonstatutory Option may be extended for such further period as the Committee, in its sole discretion, may determine, to a date not later than the original expiration date specified in the Stock Option Agreement.

     (g) Transferability. During an Optionee's lifetime, such Optionee's Options shall be exercisable only by him or her and shall not be transferable. An Option shall not be transferable other than by will or by the laws of descent and distribution; provided, however, that Nonstatutory options may be transferred by instrument to an inter vivos or testamentary trust in which the options are to be passed to beneficiaries upon the death of the trustor/settlor, or by gift to "immediate family," as that term is defined in 17 C.F.R. 240.16a-1(e) or successor statute or regulation thereto.

     (h) No Rights as a Shareholder. An Optionee, or a transferee of an Optionee, shall have no rights as a shareholder with respect to any Shares covered by his or her Option until the date of the issuance of a stock certificate for such Shares. No adjustments shall be made, except as provided in
Section 8.

     (i) Modification, Extension and Renewal of Options. Within the limitations of the Plan, the Committee may modify, extend or renew outstanding Options or may accept the cancellation of outstanding Options (to the extent not previously exercised) in return for the grant of new Options at the same or a different price. The foregoing notwithstanding, no modification of an Option shall, without the consent of the Optionee, impair such Optionee's rights or increase his or her obligations under such Option.


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     (j)  Substitute  Options.  If the Company at any time should succeed to the business of another corporation through merger or consolidation, or through the acquisition of stock or assets of such corporation, Options may be granted under the Plan in substitution of options previously granted by such corporation to purchase shares of its stock which options are outstanding at the date of the succession ("Surrendered Options"). The Committee shall have discretion to determine the extent to which such Substitute Options shall be granted, the persons to receive such Substitute Options, the number of Shares to be subject to such Substitute Options, and the terms and conditions of such Substitute Options which shall, to the extent permissible within the terms and conditions of the Plan, be equivalent to the terms and conditions of the Surrendered Options. The exercise Price may be determined without regard to Section 6(c); provided however, that the Exercise Price of each Substitute Option shall be an amount such that, in the sole and absolute judgment of the Committee (and if the Substitute Options are to be ISO's, in compliance with Section 424(a) of the
Code), the economic benefit provided by such Substitute Option is not greater than the economic benefit represented by the Surrendered Option as of the date of the succession.

7.   PAYMENT FOR SHARES.

     (a) General Rule. The entire Exercise Price of Shares issued under the Plan shall be payable in lawful money of the United States of America in cash or by certified check, official bank check, or the equivalent thereof acceptable to the Company at the time when such Shares are purchased, except as follows:

          (i) ISOs. In the case of an ISO granted under the Plan, payment shall be made only pursuant to the express provisions of the applicable Stock Option Agreement. However, the Committee (in its sole discretion) may specify in the Stock Option Agreement that payment may be made pursuant to Subsections (b), (c) or (d) below.

          (ii) Nonstatutory Options. In the case of a Nonstatutory Option granted under the Plan, the Committee (in its sole discretion) may accept payment pursuant to Subsections (b), (c), or (d) below.

     (b) Surrender of Stock. To the extent that this Subsection (b) is applicable, payment may be made all or in part with Shares which have already been owned by the Optionee or his or her representative for more than 6 months and which are surrendered to the Company in good form for transfer. Such Shares shall be valued at their Fair Market Value on the date when the new Shares are purchased under the Plan.

     (c) Exercise/Sale. To the extent that this Subsection (c) is applicable, payment may be made by the delivery (on a form prescribed by the Company) of an irrevocable direction to a securities broker approved by the Company to sell Shares and to deliver all or part of the sales proceeds to the Company in payment of all or part of the Exercise Price and any withholding taxes.

     (d) Exercise/Pledge. To the extent that this Subsection (d) is applicable, payment may be made by the delivery (on a form prescribed by the Company) of an irrevocable direction to pledge Shares to a securities broker or lender approved by the Company, as security for a loan, and to deliver all or part of the loan proceeds to the Company in payment of all or part of the exercise Price and any withholding taxes.

     (e) Withholding Taxes. The Company shall have the right upon the exercise of an option to deduct any sums required to be withheld under federal, state or local tax laws or regulations. The Company may condition the issuance of Shares upon exercise of any Option upon the payment by the Optionee of any sums required to be withheld under applicable laws or regulations. The Company has no duty to advise any Optionee of the existence of any tax or any amounts which may be withheld.

8.   ADJUSTMENT UPON CHANGES IN CAPITALIZATION.

     (a) Adjustments Upon Changes in Capitalization. If the outstanding shares of Stock are increased, decreased, or changed into or exchanged for a different number or kind of shares or securities of the Company, through a reorganization, merger, recapitalization, reclassification, stock split, reverse stock split, stock dividend, stock consolidation, or otherwise, without consideration to the Company, an appropriate and proportionate adjustment shall be made in the number and kind of Shares as to which Stock Options may be granted. A corresponding adjustment changing the number or kind of Shares subject to Options and the exercise price per Share allocated to unexercised Options, or portions thereof, which shall have been granted prior to any such change, shall likewise be made. Any such adjustment, however, in an outstanding Option shall be made without change in the total price applicable to the unexercised portion of the Option, but with a corresponding adjustment in the price for each Share subject to the Option. Any adjustment under this Section shall be made by the Committee, whose determination as to what adjustments shall be made, and the extent thereof, shall be final and conclusive. No fractional shares of Stock shall be issued or made available under the Plan on account of any such adjustment, and fractional share interests shall be disregarded and the fractional share interest shall be rounded down to the nearest whole number.

     (b) Reservation of Rights. Except as provided in this Section 8, an Optionee shall have no rights by reason of any subdivision or consolidation of shares of stock of any class, the payment of any dividend or any other increase or decrease in the number of shares of stock of any class. Any issue by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number or Exercise Price of Shares subject to an Option. The grant of an Option pursuant to the Plan shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure, to merge or consolidate or to dissolve, liquidate, sell or transfer all or any part of its business or assets.

9.   TERMINATING EVENTS.

     Not less than thirty (30) days prior to the occurrence of a Terminating Event, the Committee or the Board shall notify each Optionee of the pendency of the Terminating Event. Upon the effective date of the Terminating Event, the Plan shall automatically terminate and all Options theretofore granted shall terminate, unless provision is made in connection with such transaction for the continuance of the Plan and/or assumption of Options theretofore granted, or substitution for such Options with new stock options covering stock of a successor corporation, or a parent or subsidiary corporation thereof, solely at the discretion of such successor corporation or parent or subsidiary corporation, with appropriate adjustments as to number and kind of shares and prices, in which event the Plan and Options theretofore granted shall continue in the manner and under the terms so provided. If the Plan and unexercised Options shall terminate pursuant to the preceding sentence, all persons shall have the right to exercise the Options then outstanding and not exercised at such time prior to the consummation of the transaction causing such termination as the Company shall designate, unless the Board shall have provided for the cancellation of such Options in exchange for a cash payment equal to the excess of the Fair Market Value of the Stock as of the date of the Terminating Event over the exercise price of such Options.

10.      SECURITIES LAWS.

     Shares shall not be issued under the Plan unless the issuance and delivery of such Shares complies with (or is exempt from) all applicable requirements of law, including (without limitation) the Securities Act of 1933, as amended, the rules and regulations promulgated thereunder, state securities laws and regulations, and the regulations of any stock exchange on which the Company's securities may then be listed.

     Upon the grant of an Option under this Plan, or upon the exercise of any Option granted under this Plan, the Company may require an Optionee to sign an investment covenant to the effect that such Option and such Stock will be acquired by the Optionee for his or her own account for investment and not with a view to, or for sale in connection with, any distribution of the Option or Stock. The certificates representing the shares of Stock purchased under any Option granted under this Plan may contain such legends as counsel for the Company shall deem necessary to comply with any applicable securities law, rule, or regulation.

     All Options granted under the Plan are subject to the requirement that if at any time the Board of Directors or the Committee shall determine in its discretion that the listing or qualification of the Shares subject thereto on any securities exchange or under any applicable law, or the consent or approval of any governmental regulatory body, or if, in the opinion of counsel to the Company, compliance with any state or federal securities laws is necessary or desirable as a condition of or in connection with the issuance of Shares under the Option, the Optionee's right to exercise any and all Options shall be suspended and the Options may not be exercised in whole or in part unless such listing, qualification, consent, approval, or compliance shall have been effected or obtained free of any condition not acceptable to the Board of Directors or the Committee.

11.  NO RETENTION RIGHTS.

     Neither the Plan nor any Option shall be deemed to give any individual the right to remain an employee or consultant of the Company or a Affiliate. The Company and its Affiliates reserve the right to terminate the Service of any employee or consultant at any time, with or without cause, subject to applicable laws and a written employment agreement (if any).

12.  DURATION AND AMENDMENTS.

     (a) Term of the Plan. The Plan, as set forth herein, shall become effective as of the Effective Date. The Plan, if not extended, shall terminate automatically ten years after the Effective Date. It may be terminated on any earlier date pursuant to Subsection(b) below.

     (b) Right to Amend or Terminate the Plan. The Board of Directors may amend, suspend or terminate the Plan at any time and for any reason. An amendment of the Plan shall be subject to the approval of the Company's shareholders only to the extent required by applicable laws or regulations.

     (c) Effect of Amendment or Termination. No Shares shall be issued or sold under the Plan after the termination thereof, except upon exercise of an Option granted prior to such termination. The termination of the Plan, or any amendment thereof, shall not affect any Share previously issued or any Option previously granted under the Plan.

13.  GOVERNING LAW; INTEGRATION

     This Plan and the rights and obligations of the Company and the participants this Plan shall be governed and construed according to the domestic substantive laws of the State of California without giving effect to choice or conflict of law provisions that would cause the application of the domestic substantive laws of any other jurisdiction. This Plan and the Stock Option Agreements granted from time to time pursuant to the Plan constitute the sole understanding of the Company and the participants with respect to the subject matter of the Plan and the Stock Option Agreements.

                                NORTH BAY BANCORP

                    EMPLOYEE INCENTIVE STOCK OPTION AGREEMENT

                        UNDER THE 2002 STOCK OPTION PLAN

                                 Granting Date:

TO:

         We are pleased to notify you that North Bay Bancorp (the "Company") this day hereby grants to you an option to purchase all or any part of ______________ shares of the Common Stock of the Company (the "Shares") at the Option Price of _____________ per share as a stock option under the North Bay Bancorp 2002 Stock Option Plan (the Plan").

         THIS OPTION MAY BE EXERCISED ONLY IN ACCORDANCE WITH THE TERMS OF THE PLAN. ONLY CERTAIN PROVISIONS OF THE PLAN ARE SUMMARIZED IN THIS AGREEMENT. A COPY OF THE PLAN IS PROVIDED WITH THIS AGREEMENT.


         THIS OPTION MAY BE EXERCISED ONLY IF THE PLAN IS APPROVED BY A MAJORITY OF ALL THE SHARES REPRESENTED AND VOTING AT A MEETING OF SHAREHOLDERS OF THE COMPANY.

         1. Nature of the Option

         This Option is intended to qualify as an incentive stock option as defined in Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"). However, the Company does not represent or warrant that this Option qualifies as an incentive stock option. You are responsible to consult with your own tax advisor regarding the tax effects of the Option and the requirements necessary to obtain income tax treatment under Section 422 of the Code, including, but not limited to, holding period requirements. You understand that if you dispose of any Shares received under this Option less than two (2) years after the Grant Date of the Option or less than one (1) year after the date this Option is exercised, you will lose your incentive stock option treatment and be treated for federal income tax purposes as having received ordinary income at the time of such disposition in an amount generally measured by the difference between the Exercise Price and the lower of the Fair Market Value of the Shares at the date of the exercise or the Fair Market Value of the Shares at the date of disposition. If you dispose of such Shares at any time after the expiration of such two-year and one-year holding periods, any gain on such sale will be taxed as long-term capital gain.

         You acknowledge, and the Company affirms, that the methodology by which the Fair Market Value of the Shares has been determined by the Company represents a good faith attempt, as defined in the Code and the regulations thereunder, at reaching an accurate appraisal of the Fair Market Value of the Shares; and the Company shall not be responsible for any additional tax liability incurred by you in the event that the Internal Revenue Service were to determine that the Option does not qualify as an incentive stock option for any reason.

         2. Signature on Option Agreement.

         This option cannot be exercised unless you first sign this Agreement in the place provided and return it to the Secretary of the Company. However, your signing and delivering this Agreement will not bind you to purchase any of the Shares subject to the option. Your obligation to purchase the Shares can arise only when you exercise this option in the manner described in Paragraph 3 of this Agreement.

         3. Terms of Option.

         (a) Exercise of Option.

         You may exercise this option during a calendar year only to the extent that the aggregate fair market value (determined at the times the options are granted) of the stock that may be acquired pursuant to this option (or portion thereof) and all other incentive stock options granted that are first exercisable by you during the calendar year does not exceed $100,000 (taking into account all incentive stock options under any stock option plan of the Company or any of its affiliates or any predecessor of any such corporation). If permitted in regulations promulgated by the Treasury Department or rulings of the Internal Revenue Service, you may choose, among the incentive stock options granted under the Plan that are otherwise first exercisable by you in a calendar year, those options you wish to exercise subject to the $100,000 limitation. For example, you may decide to exercise the options that have the lowest exercise prices. If such a choice is not permitted (as determined by the Company in its sole discretion), you must exercise incentive stock options that became first exercisable in a calendar year without regard to the $100,000 limitation, in the order in which they were granted to you (up to the $100,000 limit). If you choose not to exercise an option that is first exercisable in a calendar year under the $100,000 limitation, you may exercise that option in subsequent years without regard to the $100,000 limitation.

         Subject to the provisions of Paragraphs 4 and 7 below and this Paragraph 3, this option can be exercised by you at any time during a period of one hundred twenty (120) months from the granting date as follows:

                  (i) After the expiration of __________ (__) months from the granting date, this option may be exercised to the extent of not more than __________ percent (__%) of the Shares;

                  (ii) After the expiration of _________- (__) months from the granting date, this option may be exercised to the extent of not more than _______ percent (__%) of the Shares;

                  (iii) After the expiration of _____________ (__) months from the granting date, this option may be exercised to the extent of not more than _______ percent (__%) of the Shares;

                  (iv) After the expiration of _____________ (__) months from the granting date, this option may be exercised to the extent of______ percent (__%) of the Shares;

                  (v)  After  the  expiration  of  ______(__)  months  from  the
         granting  date,   this  option  may  be  exercised  to  the  extent  of
         ____________ percent (__%) of the Shares.

                  (vi) After the expiration of __________ (____) months from the granting date, this option may be exercised to the extent of not more than _____________________________________ percent (______%) of the
         Shares;

                  (vii) After the expiration of __________ (____) months from the granting date, this option may be exercised to the extent of not more than ______________________________________ percent (______%) of the Shares;

                  (viii) After the expiration of __________ (____) months from the granting date, this option may be exercised to the extent of not more than ______________________________________ percent (______%) of the Shares;

                  (ix) After the expiration of __________ (____) months from the granting date, this option may be exercised to the extent of not more than ______________________________________ percent (______%) of the
         Shares;

                  (x) After the expiration of __________ (____) months from the granting date, this option may be exercised to the extent of not more than ______________________________________ percent (______%) of the
         Shares

                  (xi) After the expiration of __________ (____) months from the granting date, this option may be exercised to the extent of not more than ______________________________________ percent (______%) of the
         Shares.

         Any portion of the option that you do not exercise shall accumulate and can be exercised by you any time prior to the expiration of one hundred twenty
(120) months from the granting date.

         (b) Payment for Option Shares.

                  (i) General Rule. The entire Exercise Price of Common Stock issued upon exercise of Options shall be payable in cash at the time when such Common Stock are purchased, except the Board (or the Compensation Committee , if authorized) may, in its discretion, accept payment pursuant to paragraphs (ii), (iii), and (iv) below, or any combination of these forms of payment.

                  (ii) Surrender of Stock. Payment may be made all or in part with Shares which have already been owned by the Optionee or his or her representative for more than 6 months and which are surrendered to the Company in good form for transfer. Such Shares shall be valued at their Fair Market Value on the date when the new Shares are purchased under the Plan.

                  (iii) Exercise/Sale. Payment may be made by the delivery (on a form prescribed by the Company) of an irrevocable direction to a securities broker approved by the Company to sell Shares and to deliver all or part of the sales proceeds to the Company in payment of all or part of the Exercise Price and any withholding taxes.

                  (iv) Exercise/ Pledge. Payment may be made by the delivery (on a form prescribed by the Company) of an irrevocable direction to pledge Shares to a securities broker or lender approved by the Company, as security for a loan, and to deliver all or part of the loan proceeds to the Company in payment of all or part of the Exercise Price and any withholding taxes.

                  (v) Withholding Taxes. To the extent required by applicable federal, state, local or foreign law, you shall make arrangements satisfactory to the Company for the satisfaction of any withholding tax obligations that arise by reason of your Option. The Company shall not be required to issue any Shares under the Plan until such obligations are satisfied.

        (c)  Delivery of Stock Certificates.

         The Company shall deliver to you (or such other person entitled to exercise the option), not be less than fifteen (15) days and not more than thirty (30) days after the giving of such notice unless an earlier or later date is mutually agreed upon, without transfer or issue tax to you (or such other person entitled to exercise the option), at the principal office of the Company, or such other place as shall be mutually acceptable, a certificate or certificates for such Shares dated the date the options were validly exercised; provided, however, that the time of such delivery may be postponed by the Company for such period as may be required for it with reasonable diligence to comply with any requirements of law. No fractional shares will be issued or delivered.

         4. Termination of Office or Employment.

                  In the event your services terminate:

                  (i) As a result of such your death or Permanent and Total Disability, the term of the Option shall expire twelve months after such death or Permanent and Total Disability but not later than the original expiration date specified in the Stock Option Agreement.

                  (ii) As a result of termination of your employment with the Company (by resignation or otherwise) for cause, the term of this Option shall expire immediately upon such termination (notice or advice of which shall subsequently be given by the Company), and thereafter neither you nor your estate shall be entitled to exercise the Option with respect to any Shares whatsoever, whether or not after such termination the Employee may receive payment from the Company for vacation pay, for services rendered prior to termination, for services for the day on which termination occurred, for salary in lieu of notice or for other benefits. For purposes of this Plan, "cause" shall mean an act of embezzlement, fraud, dishonesty or breach of fiduciary duty to the Company or its shareholders, disclosure of any of the secrets or confidential information of the Company, the inducement of any client or customer of the Company to break any contract with the Company, or the inducement of any principal for whom the Company acts as agent to terminate such agency relationship, the engagement of any conduct which constitutes unfair competition with the Company, the removal of Optionee from office by any court or bank regulatory agency, or such other similar acts which the Committee in its discretion reasonably determines to constitute adequate cause for termination of Optionee's Service. As used in this Paragraph (ii), Company includes Affiliates of the Company.


                  (iii) As a result of termination for any reason other than Permanent and Total Disability, death or cause, the term of the Option shall expire three months after such termination, but not later than the original expiration date specified in the Stock Option Agreement.

         5. Nontransferability of Option.


         This option shall not be transferable except by will or the laws of descent and distribution and this option may be exercised during your lifetime only by you. Any purported transfer or assignment of this option shall be void and of no effect, and shall give the Company the right to terminate this option as of the date of such purported transfer or assignment.

         6. Adjustment In the Event of  Changes in the Shares.

         If the outstanding shares of the stock of the Company are increased, decreased, changed into or exchanged for a different number or kind of shares or securities of the Company through reorganization, merger, recapitalization, reclassification, stock split, stock dividend, stock consolidation or otherwise, without consideration to the Company, an appropriate and proportionate adjustment shall be made in the number and kind of shares subject to this option. A corresponding adjustment changing the number or kind of shares and the exercise price per share allocated to unexercised options or portions thereof which shall have been granted prior to any such change shall likewise be made. Any adjustment shall be made by the Board, whose determination as to what adjustments shall be made, and the extent thereof, shall be final and conclusive. No fractional shares of stock shall be issued or made available under the Plan on account of any such adjustment, and fractional share-interests shall be disregarded, except that they may be accumulated.

         7. Terminating Events/ Vesting Event

         A Terminating Event is defined as any one of the following events:

                  (i) the consummation of a plan of dissolution or liquidation of the Company;

                  (ii) the consummation of a plan of reorganization, merger or consolidation involving the Company, except for a reorganization, merger or consolidation where (A) the shareholders of the Company immediately prior to such reorganization, merger or consolidation own directly or indirectly at least 50% of the combined voting power of the outstanding voting securities of the corporation resulting from such reorganization, merger or consolidation (the "Surviving Corporation") in substantially the same proportion as their ownership of voting securities of the Company immediately prior to such reorganization, merger or consolidation and the individuals who were members of the Board of Directors immediately prior to the execution of the agreement providing for such reorganization, merger or consolidation constitute at least 50% of the members of the board of directors of the Surviving Corporation, or a corporation beneficially directly or indirectly owning a majority of the voting securities of the Surviving Corporation, or (B) the Company is reorganized, merged or consolidated with a corporation in which any shareholder owning at least 50% of the combined voting power of the outstanding voting securities of the Company immediately prior to such reorganization, merger or consolidation, owns at least 50% of the combined voting power of the outstanding voting securities of the corporation resulting from such reorganization, merger or consolidation.

                  (iii) the sale of all or substantially all of the assets of the Company to another Person;

                  (iv)  the   acquisition  of  beneficial   ownership  of  stock
         representing more than fifty percent (50%) of the voting power of the Company then outstanding by another Person.

          A Vesting Event shall mean the approval by the shareholders of the Company of any matter, plan or transaction which would constitute a Terminating Event, or if any Terminating Event occurs without shareholder approval, the occurrence of such Terminating Event.

         In the event of a Vesting Event, your Option shall become immediately excercisable as to all Shares covered by your Option, whether or not previously vested.

         Not less than thirty (30) days prior to the occurrence of a Terminating Event, the Committee or the Board shall notify each Optionee of the pendency of the Terminating Event. Upon the effective date of the Terminating Event, the Plan shall automatically terminate and all Options theretofore granted shall terminate, unless provision is made in connection with such transaction for the continuance of the Plan and/or assumption of Options theretofore granted, or substitution for such Options with new stock options covering stock of a successor corporation, or a parent or subsidiary corporation thereof, solely at the discretion of such successor corporation or parent or subsidiary corporation, with appropriate adjustments as to number and kind of shares and prices, in which event the Plan and Options theretofore granted shall continue in the manner and under the terms so provided. If the Plan and unexercised Options shall terminate pursuant to the preceding sentence, all persons shall have the right to exercise the Options then outstanding and not exercised at such time prior to the consummation of the transaction causing such termination as the Company shall designate, unless the Board shall have provided for the cancellation of such Options in exchange for a cash payment equal to the excess of the Fair Market Value of the Stock as of the date of the Terminating Event over the exercise price of such Options.

         8. Your Option is Subject to Terms of the Plan.

         This Agreement is subject in all respects to the terms and conditions of the Plan and in the event of any inconsistencies between the Agreement and the Plan the terms of the Plan shall be controlling. Your signature on this Agreement represents your acknowledgment of receipt of a copy of the Plan. Any dispute or disagreement which arises under or as a result of or pursuant to this Agreement shall be finally and conclusively determined by the Board of Directors of the Company, or a duly appointed Committee, in its sole discretion, and such determination shall be binding upon all parties.

         9. Exercise of Option Conditioned on Approval.

         Exercise of this option is conditioned upon approval of the Plan by the shareholders of the Company in accordance with the requirements of the applicable law and regulations.

         10. Tax Effects.

         THE FEDERAL TAX CONSEQUENCES OF EMPLOYEE STOCK OPTIONS ARE COMPLEX AND SUBJECT TO CHANGE. ACCORDINGLY, AN OPTIONEE (OR HIS OR HER GUARDIAN, ESTATE OR LEGATEE) SHOULD CONSULT WITH HIS OR HER OWN TAX ADVISOR BEFORE EXERCISING ANY OPTION OR DISPOSING OF ANY SHARES ACQUIRED UPON THE EXERCISE OF AN OPTION.

         11. Rights as a Shareholder.

         As a holder of an option, you shall have the rights of a shareholder with respect to the Shares subject to this option only after a stock certificate representing such Shares shall have been issued to you upon the exercise of this option.

         12. Notification of Sale.

         You agree that you, or any person acquiring Shares upon exercise of this Option, will notify the Company not more than five (5) days after any sale or disposition of such Shares.

Agreed to this __th
day of _______, ____.




                                        NORTH BAYBANCORP

                                        By ______________________________


                                           ------------------------------
                                              Signature of Optionee

                                NORTH BAY BANCORP
                       NONSTATUTORY STOCK OPTION AGREEMENT
                        UNDER THE 2002 STOCK OPTION PLAN

                                 Granting Date:

TO:

         We are pleased to notify you that North Bay Bancorp (the "Company") this day hereby grants to you an option to purchase all or any part of __________ shares of the Common Stock of the Company (the "Shares") at the Option Price of $____ per share as a stock option under the North Bay Bancorp 2002 Stock Option Plan (the "Plan").

         THIS OPTION MAY BE EXERCISED ONLY IN ACCORDANCE WITH THE TERMS OF THE PLAN. ONLY CERTAIN PROVISIONS OF THE PLAN ARE SUMMARIZED IN THIS AGREEMENT. A COPY OF THE PLAN IS PROVIDED WITH THIS AGREEMENT.


         THIS OPTION MAY BE EXERCISED ONLY IF THE PLAN IS APPROVED BY A MAJORITY OF ALL THE SHARES REPRESENTED AND VOTING AT THE MEETING OF SHAREHOLDERS OF THE COMPANY.

         1. Purpose of the Option.

         One of the purposes of the Plan is to advance the interests of the Company by stimulating the efforts of full-time salaried employees and officers on behalf of the Company and its affiliates (collectively the "Company"), by granting them financial participation in the progress and success of the Company.

         2. Signature on Option Agreement.

         This option cannot be exercised unless you first sign this Agreement in the place provided and return it to the Secretary of the Company. However, your signing and delivering this Agreement will not bind you to purchase any of the Shares subject to the option. Your obligation to purchase the Shares can arise only when you exercise this option in the manner set forth in Paragraph 3 below.

         3. Terms of Option and Exercise of Option.

         Subject to the provisions of Paragraphs 4 and 7 below and this Paragraph 3, this option can be exercised by you at any time during a period of one hundred twenty (120) months from the granting date as follows:

         (a) Exercise of Options

                  (i) After the expiration of __________ (__) months from the granting date, this option may be exercised to the extent of not more than __________ percent (__%) of the Shares;

                  (ii) After the expiration of __________ (__) months from the granting date, this option may be exercised to the extent of not more than __________ percent (__%) of the Shares;


                  (iii) After the expiration of __________ (__) months from the granting date, this option may be exercised to the extent of not more than __________ percent (__%) of the Shares;

                  (iv) After the expiration of __________ (__) months from the granting date, this option may be exercised to the extent of not more than __________ percent (__%) of the Shares;


                  (v) After the expiration of __________ (__) months from the granting date, this option may be exercised to the extent of not more than __________ percent (__%) of the Shares;


                  (vi) After the expiration of __________ (__) months from the granting date, this option may be exercised to the extent of not more than __________ percent (__%) of the Shares;

                  (vii) After the expiration of __________ (__) months from the granting date, this option may be exercised to the extent of not more than __________ percent (__%) of the Shares;

                  (viii) After the expiration of __________ (__) months from the granting date, this option may be exercised to the extent of not more than __________ percent (__%) of the Shares;

                   (ix) After the expiration of __________ (__) months from the granting date, this option may be exercised to the extent of not more than __________ percent (__%) of the Shares;

                  (x) After the expiration of __________ (__) months from the granting date, this option may be exercised to the extent of not more than __________ percent (__%) of the Shares;


                  (xi) After the expiration of __________ (__) months from the granting date, this option may be exercised to the extent of not more than __________ percent (__%) of the Share.

         Any portion of the option that you do not exercise shall accumulate and can be exercised by you any time prior to the expiration of one hundred twenty
(120) months from the granting date.

         (b) Payment for Option Shares.


                  (i) General Rule. The entire Exercise Price of Common Stock issued upon exercise of Options shall be payable in cash at the time when such Common Stock are purchased, except the Board (or the Compensation Committee , if authorized) may, in its discretion, accept payment pursuant to paragraphs (ii), (iii), and (iv) below, or any combination of these forms of payment.

                  (ii) Surrender of Stock. Payment may be made all or in part with Shares which have already been owned by the Optionee or his or her representative for more than 6 months and which are surrendered to the Company in good form for transfer. Such Shares shall be valued at their Fair Market Value on the date when the new Shares are purchased under the Plan.

                  (iii) Exercise/Sale. Payment may be made by the delivery (on a form prescribed by the Company) of an irrevocable direction to a securities broker approved by the Company to sell Shares and to deliver all or part of the sales proceeds to the Company in payment of all or part of the Exercise Price and any withholding taxes.

                  (iv) Exercise/ Pledge. Payment may be made by the delivery (on a form prescribed by the Company) of an irrevocable direction to pledge Shares to a securities broker or lender approved by the Company, as security for a loan, and to deliver all or part of the loan proceeds to the Company in payment of all or part of the Exercise Price and any withholding taxes.

                  (v) Withholding Taxes. To the extent required by applicable federal, state, local or foreign law, you shall make arrangements satisfactory to the Company for the satisfaction of any withholding tax obligations that arise by reason of your Option. The Company shall not be required to issue any Shares under the Plan until such obligations are satisfied.

         (c) Delivery of Stock Certificates. The Company shall deliver to you (or such other person entitled to exercise the option), not be less than fifteen (15) days and not more than thirty (30) days after the giving of such notice unless an earlier or later date is mutually agreed upon, without transfer or issue tax to you (or such other person entitled to exercise the option), at the principal office of the
         Company, or such other place as shall be mutually acceptable, a certificate or certificates for such Shares dated the date the options were validly exercised; provided, however, that the time of such delivery may be postponed by the Company for such period as may be required for it with reasonable diligence to comply with any requirements of law. No fractional shares will be issued or delivered

         4. Termination of Office or Employment.

                 In the event your services terminate:

                  (i) As a result of such your death or Permanent and Total Disability, the term of the Option shall expire twelve months after such death or Permanent and Total Disability but not later than the original expiration date specified in the Stock Option Agreement; provided, however, that the expiration of the term of the Option may be extended for such further period as the Committee, in its sole discretion, may determine, to a date not later than the original expiration date specified in the Stock Option Agreement.

                  (ii) As a result of termination of your employment with the Company (by resignation or otherwise) for cause, the term of this Option shall expire immediately upon such termination (notice or advice of which shall subsequently be given by the Company), and thereafter neither you nor your estate shall be entitled to exercise the Option with respect to any Shares whatsoever, whether or not after such termination the Employee may receive payment from the Company for vacation pay, for services rendered prior to termination, for services for the day on which termination occurred, for salary in lieu of notice or for other benefits. For purposes of this Plan, "cause" shall mean an act of embezzlement, fraud, dishonesty or breach of fiduciary duty to the Company or its shareholders, disclosure of any of the secrets or confidential information of the Company, the inducement of any client or customer of the Company to break any contract with the Company, or the inducement of any principal for whom the Company acts as agent to terminate such agency relationship, the engagement of any conduct which constitutes unfair competition with the Company, the removal of Optionee from office by any court or bank regulatory agency, or such other similar acts which the Committee in its discretion reasonably determines to constitute adequate cause for termination of Optionee's Service. As used in this Paragraph (ii), Company includes Affiliates of the Company.

                  (iii) As a result of termination for any reason other than Permanent and Total Disability, death or cause, the term of the Option shall expire three months after such termination, but not later than the original expiration date specified in the Stock Option Agreement; provided, however, that the expiration of the term of the Option may be extended for such further period as the Committee, in its sole discretion, may determine, to a date not later than the original expiration date specified in the Stock Option Agreement.

         5. Nontransferability of Option.

         This option shall not be transferable except by will or the laws of descent and distribution, and this option may be exercised during your lifetime only by you. Any purported transfer or assignment of this option shall be void and of no effect, and shall give the Company the right to terminate this option as of the date of such purported transfer or assignment.

         6. Adjustment of and Changes in the Shares.

         If the outstanding shares of the stock of the Company are increased, decreased, changed into or exchanged for a different number or kind of shares or securities of the Company through reorganization, merger, recapitalization, reclassification, stock split, stock dividend, stock consolidation or otherwise, without consideration to the Company, an appropriate and proportionate adjustment shall be made in the number and kind of shares subject to this option. A corresponding adjustment changing the number or kind of shares and the exercise price per share allocated to unexercised options or portions thereof which shall have been granted prior to any such change shall likewise be made. Any adjustment shall be made by the Board, whose determination as to what adjustments shall be made, and the extent thereof, shall be final and conclusive. No fractional shares of stock shall be issued or made available under the Plan on account of any such adjustment, and fractional share-interests shall be disregarded, except that they may be accumulated.

         7. Terminating Events/ Vesting Event .

         A Terminating Event is defined as any one of the following events:

                  (i) the consummation of a plan of dissolution or liquidation of the Company;


                  (ii) the consummation of a plan of reorganization, merger or consolidation involving the Company, except for a reorganization, merger or consolidation where (A) the shareholders of the Company immediately prior to such reorganization, merger or consolidation own directly or indirectly at least 50% of the combined voting power of the outstanding voting securities of the corporation resulting from such reorganization, merger or consolidation (the "Surviving Corporation") in substantially the same proportion as their ownership of voting securities of the Company immediately prior to such reorganization, merger or consolidation and the individuals who were members of the Board of Directors immediately prior to the execution of the agreement providing for such reorganization, merger or consolidation constitute at least 50% of the members of the board of directors of the Surviving Corporation, or a corporation beneficially directly or indirectly owning a majority of the voting securities of the Surviving Corporation, or (B) the Company is reorganized, merged or consolidated with a corporation in which any shareholder owning at least 50% of the combined voting power of the outstanding voting securities of the Company immediately prior to such reorganization, merger or consolidation, owns at least 50% of the combined voting power of the outstanding voting securities of the corporation resulting from such reorganization, merger or consolidation.

                  (iii) the sale of all or substantially all of the assets of the Company to another Person;

                  (iv)  the   acquisition  of  beneficial   ownership  of  stock
         representing more than fifty percent (50%) of the voting power of the Company then outstanding by another Person.

          A Vesting Event shall mean the approval by the shareholders of the Company of any matter, plan or transaction which would constitute a Terminating Event, or if any Terminating Event occurs without shareholder approval, the occurrence of such Terminating Event.

         In the event of a Vesting Event, your Option shall become immediately excercisable as to all Shares covered by your Option, whether or not previously vested.

         Not less than thirty (30) days prior to the occurrence of a Terminating Event, the Committee or the Board shall notify each Optionee of the pendency of the Terminating Event. Upon the effective date of the Terminating Event, the Plan shall automatically terminate and all Options theretofore granted shall terminate, unless provision is made in connection with such transaction for the continuance of the Plan and/or assumption of Options theretofore granted, or substitution for such Options with new stock options covering stock of a successor corporation, or a parent or subsidiary corporation thereof, solely at the discretion of such successor corporation or parent or subsidiary corporation, with appropriate adjustments as to number and kind of shares and prices, in which event the Plan and Options theretofore granted shall continue in the manner and under the terms so provided. If the Plan and unexercised Options shall terminate pursuant to the preceding sentence, all persons shall have the right to exercise the Options then outstanding and not exercised at such time prior to the consummation of the transaction causing such termination as the Company shall designate, unless the Board shall have provided for the cancellation of such Options in exchange for a cash payment equal to the excess of the Fair Market Value of the Stock as of the date of the Terminating Event over the exercise price of such Options.

         8. Subject to Terms of the Plan.

         This Agreement shall be subject in all respects to the terms and conditions of the Plan and in the event of any inconsistencies between the Agreement and the Plan the terms of the Plan shall be controlling. Your signature herein represents your acknowledgment of receipt of a copy of the Plan. Any dispute or disagreement which shall arise under or as a result of or pursuant to this Agreement shall be finally and conclusively determined by the Board of Directors of the Company or a duly appointed Committee in its sole discretion, and such determination shall be binding upon all parties.

         9. Exercise of Option Conditioned on Approval.

         Exercise of this option is conditioned upon approval of the Plan by the shareholders of the Company in accordance with the requirements of the Commissioner of Financial Institutions of the State of California.

         10. Tax Effects.

         THE FEDERAL AND STATE TAX CONSEQUENCES OF EMPLOYEE STOCK OPTIONS ARE COMPLEX AND SUBJECT TO CHANGE. ACCORDINGLY, AN OPTIONEE (OR HIS OR HER GUARDIAN, ESTATE OR LEGATEE) SHOULD CONSULT WITH HIS OR HER OWN TAX ADVISOR BEFORE EXERCISING ANY OPTION OR DISPOSING OF ANY SHARES ACQUIRED UPON THE EXERCISE OF AN OPTION.

         11. Rights as a Shareholder.

         As a holder of an option, you shall have the rights of a shareholder with respect to the Shares subject to this option only after a stock certificate representing such Shares shall have been issued to you upon the exercise of this option.

         12. Notification of Sale.

         You agree that you, or any person acquiring Shares upon exercise of this Option, will notify the Company not more than five (5) days after any sale or disposition of such Shares.

Agreed to this ___th day of ______ ____

                                           NORTH BAY BANCORP.



                                           By ___________________________




                                              ---------------------------

                                                 Signature of Optionee